MASSMUTUAL SELECT FUNDS

MassMutual Select Small Cap Value Equity Fund

Supplement dated February 12, 2016 to the

Prospectus dated February 1, 2016 and the

Summary Prospectus dated February 1, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.

Effective immediately, the following information replaces similar information for the MassMutual Select Small Cap Value Equity Fund under the heading Annual Fund Operating Expenses in the section titled Fees and Expenses of the Fund (page 62 the Prospectus):

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.75%	.75%	.75%	.75%	.75%	.75%	.75%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.12%	.22%	.32%	.42%	.42%	.32%	.32%
Acquired Fund Fees and Expenses	.08%	.08%	.08%	.08%	.08%	.08%	.08%
Total Annual Fund Operating Expenses(1)	.95%	1.05%	1.15%	1.25%	1.50%	1.40%	1.65%
Expense Reimbursement	(.07%)	(.07%)	(.07%)	(.07%)	(.07%)	(.07%)	(.07%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.88%	.98%	1.08%	1.18%	1.43%	1.33%	1.58%

(1)

Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

(2)

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .80%, .90%, 1.00%, 1.10%, 1.35%, 1.25%, and 1.50% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-16-02

SCVE16-01